                        ANNUAL REPORT / OCTOBER 31 1999

                           AIM AGGRESSIVE GROWTH FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                  SUNFLOWERS IN THE FIELD BY ERIC ISENBURGER

            SUNFLOWERS ARE AMONG THE FASTEST-GROWING PLANTS IN THE

          BOTANICAL KINGDOM. THEY COME IN MANY VARIETIES AND FLOURISH

         IN A WIDE RANGE OF SOILS AND CLIMATES. WE BELIEVE THE DYNAM-

         IC SUNFLOWER REFLECTS THE ATTRIBUTES OF THE DIVERSE, RAPIDLY

           GROWING AND FUNDAMENTALLY STRONG COMPANIES WE SEEK TO OWN

                        IN AIM AGGRESSIVE GROWTH FUND.

                     -------------------------------------

AIM Aggressive Growth Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of small-company stocks which the fund's portfolio managers believe will have earnings growth in excess of the general economy.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Aggressive Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales-charge structure and fund expenses.
o The fund's average annual total returns, including sales charges, for the periods ended 9/30/99 (the most recent calendar quarter end), were as follows: for Class A shares, one year, 30.73%; five years, 15.94%; 10 years, 19.00%; inception (5/1/84), 15.25%. For Class B shares, inception (3/1/99), 16.61%. For Class C shares, inception (3/1/99), 20.61%.
o Because Class B and Class C shares have been offered for less than one year, total return provided is cumulative total return that has not been annualized.
o During the fiscal year ended 10/31/99, the fund paid distributions of $0.392 per share for Class A shares.
o Investing in smaller companies may involve greater risk and potential reward than investing in more established companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small Cap Funds Index represents an average of the performance of the 30 largest small-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 2000 Index is generally considered representative of the performance of the stocks of small-capitalization companies.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

  AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
     GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                           AIM AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
   [PHOTO OF        faith in two long-established principles of investing:
  Charles T.        portfolio diversification and long-term thinking. We could
    Bauer,          title this report "What a Difference a Year Makes."
 Chairman of            An investor surveying conditions when the fiscal year
 the Board of       opened on October 31, 1998, saw a market dominated by
   THE FUND         large-capitalization stocks and high-quality bonds,
 APPEARS HERE]      especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                 STAYING FULLY

                           INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                             A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                     -------------------------------------

                           AIM AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / MANAGER'S OVERVIEW


FUND REGISTERS IMPRESSIVE TOTAL RETURNS

SMALL-CAP STOCKS POSTED RESPECTABLE GAINS FOR THE FISCAL YEAR. HOW DID AIM AGGRESSIVE GROWTH FUND PERFORM?
The fund's performance was excellent for the fiscal year ended October 31, 1999. Excluding sales charges, total return for Class A shares was 39.73%. That beat the total returns for the Russell 2000 Index and the Lipper Small Cap Funds Index--14.87% and 26.62%, respectively--for the same period. We credit stock selection for the fund's outstanding performance.

WHAT WERE THE MAJOR DEVELOPMENTS IN THE U.S. STOCK MARKET?
When the fiscal year began, the stock market was rebounding from a steep decline stemming from severe economic problems in Asia, Russia and Latin America. The rally continued into 1999, and the Dow Jones Industrial Average (the Dow) set a record in August. However, markets were volatile, as investors were concerned that torrid economic growth would prompt the Federal Reserve Board (the Fed) to tighten monetary policy to head off inflation. In separate moves in June and August, the central bank raised the key federal funds rate from 4.75% to 5.25%. Between June and October, stock markets were volatile. Markets rallied in October after data showed that inflation remained relatively subdued.
    For the fiscal year, large-cap stocks outperformed mid- and small-cap stocks, although all three classes posted impressive gains. Growth stocks outperformed value stocks. Technology was by far the top-performing sector.

HOW DID SMALL-CAP STOCKS FARE?
At the outset of the fiscal year, small-cap stocks were in the midst of a strong rally following months of sharp losses. The recovery continued into 1999 before sustaining a significant setback in February over concerns about inflation and Fed policy. Small-cap stocks bounced back in April to become the market leaders during the second quarter of 1999.
    Investors found small-cap stocks attractive because of their low prices relative to large-cap stocks and the more favorable earnings-growth prospects for smaller companies. Small-cap stocks declined along with other equities in August and September before rebounding in October.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?
We continued to reduce the number of holdings in the portfolio to the stocks of the companies we believe have the greatest earnings-growth potential. As of October 31, 1999, the fund had 196 holdings, about 60 fewer than six months ago and more than 100 fewer than a year ago.
    Over the last six months, we increased the fund's technology holdings from 38% to 46% while reducing the consumer-cyclical stocks from 25% to 20% of the portfolio. Please keep in mind that our sector weightings are the result of our stock-selection process, which is based on company earnings and not macroeconomic predictions. We are finding more companies with excellent growth prospects in the technology sector.

HOW DID TECHNOLOGY STOCKS FARE?
Although extremely volatile, technology stocks posted significant gains for the year. Internet stocks surged with the growth of online commerce. Toward the end of the reporting period, semi-conductor stocks emerged as the sector leaders. Semiconductor firms benefited from an increase in demand for microchips for communications and Internet infrastructure.
    Tech stocks that we liked included Emulex, which designs network connectivity products, including network access servers, printer servers and high-speed fiber channel products. Other tech stocks in the portfolio included Harmonic, which develops products for major communications providers, such as cable-television operators; Microchip Technology, which makes embedded control products for the automotive, consumer, communications, industrial and office automation markets; and Alpha Industries, which provides integrated circuits that help send and

FUND POSTS EXCELLENT RETURNS

Total return 10/31/98-10/31/99
excluding sales charges

================================================================================
CLASS A SHARES                              39.73%

LIPPER SMALL CAP FUNDS                      26.62%

RUSSELL 2000                                14.87%

Class B and Class C shares began sales on March 1, 1999. Both registered cumulative total returns, excluding sales charges, of 27.27% for the period ended October 31.
================================================================================

                     -------------------------------------

                           WE CONTINUED TO REDUCE THE

                      NUMBER OF HOLDINGS IN THE PORTFOLIO

                        TO THE STOCKS OF THE COMPANIES

                       WE BELIEVE HAVE THE GREATEST EARN-

                            INGS-GROWTH POTENTIAL.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                           AIM AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

=====================================================================================
TOP 10 INDUSTRIES                             TOP 10 EQUITY HOLDINGS
-------------------------------------------------------------------------------------
 1. Computers (Software & Services)  10.35%    1. Emulex Corp.                 2.20%
 2. Electronics (Semiconductors)      9.92     2. Concord EFS, Inc.            1.91
 3. Communications Equipment          6.99     3. Microchip Technology, Inc.   1.76
 4. Retail (Specialty-Apparel)        5.56     4. Alpha Industries, Inc.       1.75
 5. Electrical Equipment              4.79     5. CDW Computer Centers, Inc    1.63
 6. Services (Data Processing)        4.65     6. Powerwave Technologies, Inc. 1.49
 7. Computers (Peripherals)           4.33     7. Harmonic, Inc.               1.46
 8. Retail (Specialty)                4.12     8. Applied Micro Circuits Corp. 1.37
 9. Computers (Networking)            2.98     9. Insight Enterprises, Inc.    1.32
10. Equipment (Semiconductors)        2.54    10. Adtran, Inc.                 1.31

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=====================================================================================

receive radio frequencies.
    We remain optimistic about the growth prospects for tech companies. Technology is assuming an increasingly important position in the U.S. and world economies. Just recently, adjustments were made to the Dow to reflect this development.

WHAT WERE SOME OF THE KEY DEVELOPMENTS IN THE CONSUMER-CYCLICAL SECTOR? Consumer-cyclical stocks performed well, although a significant portion of these gains was recorded during the first half of the fiscal year. For much of the period, consumer-cyclical companies benefited from a booming economy, nearly full employment and robust sales.
    Among the nation's retailers, specialty, apparel and discount department-store chains were among the best performers. Consumers may have been on a spending spree for much of the fiscal year, but they were selective about where they spent their money, preferring specialty shops and discounters.
    Consumer-cyclical stocks the fund owned included CDW Computer Centers, which sells more than 46,000 computer products through catalogs, telephone sales and the Internet; American Eagle Outfitters, which sells collegiate-style casual wear and accessories; and O'Reilly Automotive, which sells car parts, tools, professional service equipment and other accessories.
    While consumer confidence slipped in the last few months of the fiscal year, it remains relatively high. Consequently, analysts were predicting strong holiday sales, which could bode well for the nation's retailers.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The climate appears favorable for stocks, particularly for small-cap issues. The economy is growing at a healthy pace and corporate profits are solid, especially for smaller companies. Although there is still some question about the Fed's future actions to keep inflation in check, we don't expect the Fed to adopt an aggressive tightening policy. On November 16, 1999, the central bank raised the federal funds rate to 5.5% because of the continued strong economic expansion and adopted a neutral position on further rate hikes. Moreover, while interest rates increased over the fiscal year, they remain relatively low.
    Perhaps most significant has been the improvement in the performance of small-cap stocks. We remain optimistic about the long-term prospects for these stocks because of their attractive valuations and the positive earnings-growth projections of smaller companies.

                     -------------------------------------

                          THE ECONOMY IS GROWING AT A

                          HEALTHY PACE AND CORPORATE

                         PROFITS ARE SOLID, ESPECIALLY

                            FOR SMALLER COMPANIES.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                           AIM AGGRESSIVE GROWTH FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A
$10,000 INVESTMENT

5/1/84-10/31/99

This chart compares your fund's Class A Shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 5/1/84-10/31/99. (Please note that the indexes' performance figures are for the period 4/30/84-10/31/99).
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 2000 Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    An index of funds such as the Lipper Small Cap Funds Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

===============================================================================
CLASS A SHARES

Inception (5/1/84)                                               15.51%

10 Years                                                         19.99

5 Years                                                          16.04

1 Year                                                           32.03*

* 39.73% excluding sales charges

CLASS B SHARES

Inception (3/1/99)                                               22.27%*

* 27.27% cumulative return, excluding sales charges

CLASS C SHARES

Inception (3/1/99)                                               26.27*

* 27.27% cumulative return, excluding sales charges
===============================================================================

Your fund's total return includes sales charges, expenses, and management fees. For fund performance calculations and descriptions of the indexes cited on this page, please refer to the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                           AIM AGGRESSIVE GROWTH FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


IN THOUSANDS
===============================================================================
                         AIM Aggressive   Lipper Small Cap   Russell 2000
                          Growth Fund       Funds Index      Stock Index
-------------------------------------------------------------------------------

5/1/84                       9500              10000            10000
10/31/84                     9587              10169            10100
10/31/85                     10682             11497            11699
10/31/86                     12470             13694            14297
10/31/87                     10040             12379            12678
10/31/88                     12100             15122            15700
10/31/89                     14278             18306            18150
10/31/90                     11409             14256            13199
10/31/91                     21330             22245            20938
10/31/92                     23363             23727            22926
10/31/93                     35278             30760            30357
10/31/94                     41968             31375            30250
10/31/95                     59365             38770            35800
10/31/96                     68134             45398            41745
10/31/97                     79953             53804            53990
10/31/98                     66877             46463            47596
10/31/99                     93444             58830            54672

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
===============================================================================

                           AIM AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-97.03%

AIR FREIGHT-0.39%

Expeditors International of
  Washington, Inc.                     300,000   $   11,212,500
---------------------------------------------------------------

AIRLINES-0.58%

Alaska Air Group, Inc.(a)              100,000        3,975,000
---------------------------------------------------------------
Ryanair Holdings PLC-ADR
  (Ireland)(a)                         300,000       12,375,000
---------------------------------------------------------------
                                                     16,350,000
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.65%

Gentex Corp.(a)                        350,000        6,015,625
---------------------------------------------------------------
Meritor Automotive, Inc.               403,300        6,830,894
---------------------------------------------------------------
Tower Automotive, Inc.(a)              350,000        5,709,375
---------------------------------------------------------------
                                                     18,555,894
---------------------------------------------------------------

BANKS (REGIONAL)-1.57%

Bank United Corp.-Class A              325,000       12,675,000
---------------------------------------------------------------
First Republic Bank(a)                 300,000        7,500,000
---------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)   750,000       13,031,250
---------------------------------------------------------------
Trustmark Corp.                        500,000       11,437,500
---------------------------------------------------------------
                                                     44,643,750
---------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.32%

Canandaigua Brands, Inc.-Class
  A(a)                                 150,000        9,075,000
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.10%

Hispanic Broadcasting Corp.(a)         225,000       18,225,000
---------------------------------------------------------------
Radio One, Inc.(a)                     260,000       12,967,500
---------------------------------------------------------------
                                                     31,192,500
---------------------------------------------------------------

BUILDING MATERIALS-0.68%

Elcor Corp.                            450,000       11,081,250
---------------------------------------------------------------
Simpson Manufacturing Co., Inc.(a)     200,000        8,112,500
---------------------------------------------------------------
                                                     19,193,750
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.71%

Cambrex Corp.                          190,200        5,753,550
---------------------------------------------------------------
OM Group, Inc.                         500,000       18,750,000
---------------------------------------------------------------
Optical Coating Laboratory, Inc.       225,000       24,046,875
---------------------------------------------------------------
                                                     48,550,425
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-6.99%

ADTRAN, Inc.(a)                      1,000,000       37,125,000
---------------------------------------------------------------
ANTEC Corp.(a)                         200,000        9,700,000
---------------------------------------------------------------
Comverse Technology, Inc.(a)           275,000       31,212,500
---------------------------------------------------------------
Dycom Industries, Inc.(a)              311,700       10,149,731
---------------------------------------------------------------
Harmonic, Inc.(a)                      700,000       41,562,500
---------------------------------------------------------------
MasTec, Inc.(a)                        500,000       16,375,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Polycom, Inc.(a)                       600,000   $   30,000,000
---------------------------------------------------------------
Proxim, Inc.(a)                        250,000       11,703,125
---------------------------------------------------------------
Sycamore Networks, Inc.(a)              50,000       10,750,000
---------------------------------------------------------------
                                                    198,577,856
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.64%

National Instruments Corp.(a)        1,000,000       30,062,500
---------------------------------------------------------------
Visual Networks, Inc.(a)               400,000       16,650,000
---------------------------------------------------------------
                                                     46,712,500
---------------------------------------------------------------

COMPUTERS (NETWORKING)-2.98%

Emulex Corp.(a)                        400,000       62,375,000
---------------------------------------------------------------
Foundry Networks, Inc.(a)               50,100        9,493,950
---------------------------------------------------------------
Gadzoox Networks, Inc.                   6,300          299,407
---------------------------------------------------------------
VeriSign, Inc.(a)                      100,000       12,350,000
---------------------------------------------------------------
                                                     84,518,357
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-4.33%

Actel Corp.(a)                         439,500        8,295,562
---------------------------------------------------------------
Cybex Computer Products Corp.(a)       350,000       13,671,875
---------------------------------------------------------------
DSP Communications, Inc.(a)            650,000       22,871,875
---------------------------------------------------------------
Network Appliance, Inc.(a)             125,000        9,250,000
---------------------------------------------------------------
QLogic Corp.(a)                        300,000       31,237,500
---------------------------------------------------------------
SanDisk Corp.(a)                       400,000       24,250,000
---------------------------------------------------------------
Xircom, Inc.(a)                        264,400       13,335,675
---------------------------------------------------------------
                                                    122,912,487
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-10.35%

Business Objects S.A.-ADR
  (France)(a)                          250,000       18,000,000
---------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                     300,000       34,706,250
---------------------------------------------------------------
Citrix Systems, Inc.(a)                250,000       16,031,250
---------------------------------------------------------------
Concord Communications, Inc.(a)        150,000        7,790,625
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)       400,000       16,125,000
---------------------------------------------------------------
Gemstar International Group Ltd.(a)    200,000       17,375,000
---------------------------------------------------------------
ISS Group, Inc.(a)                     200,000        7,625,000
---------------------------------------------------------------
Macromedia, Inc.(a)                    225,000       14,498,437
---------------------------------------------------------------
Mercury Interactive Corp.(a)           300,000       24,337,500
---------------------------------------------------------------
Micromuse, Inc.(a)                     125,000       13,359,375
---------------------------------------------------------------
Mission Critical Software, Inc.(a)     238,900       14,065,237
---------------------------------------------------------------
Peregrine Systems, Inc.(a)             250,000       10,968,750
---------------------------------------------------------------
QRS Corp.(a)                           152,550        8,485,594
---------------------------------------------------------------
Rational Software Corp.(a)             550,000       23,512,500
---------------------------------------------------------------
ScanSource, Inc.(a)                    200,000        6,775,000
---------------------------------------------------------------
Symantec Corp.(a)                      250,000       11,937,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Transaction Systems Architects,
Inc.- Class A(a)                       200,000   $    6,150,000
---------------------------------------------------------------
VERITAS Software Corp.(a)              200,000       21,575,000
---------------------------------------------------------------
Verity, Inc.(a)                        300,000       20,662,500
---------------------------------------------------------------
                                                    293,980,518
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.44%

Fossil, Inc.(a)                        450,000       12,431,250
---------------------------------------------------------------

CONSUMER FINANCE-0.27%

AmeriCredit Corp.(a)                   250,000        4,343,750
---------------------------------------------------------------
Doral Financial Corp.                  251,200        3,218,500
---------------------------------------------------------------
                                                      7,562,250
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.53%

Patterson Dental Co.(a)                335,900       15,136,494
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-4.79%

Black Box Corp.(a)                     300,000       15,225,000
---------------------------------------------------------------
CommScope, Inc.(a)                     500,000       19,937,500
---------------------------------------------------------------
Cree Research, Inc.(a)                 600,000       25,612,500
---------------------------------------------------------------
DII Group, Inc.(a)                     350,000       12,600,000
---------------------------------------------------------------
Pinnacle Systems, Inc.(a)              400,000       11,100,000
---------------------------------------------------------------
Sanmina Corp.(a)                       200,000       18,012,500
---------------------------------------------------------------
Sawtek, Inc.(a)                        400,000       16,400,000
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)        700,000       17,106,250
---------------------------------------------------------------
                                                    135,993,750
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.56%

C-COR.net Corp.(a)                     150,000        5,887,500
---------------------------------------------------------------
Power-One, Inc.(a)                     500,000       10,000,000
---------------------------------------------------------------
                                                     15,887,500
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.14%

Aeroflex, Inc.(a)                      700,000        3,893,750
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-2.50%

Alpha Industries, Inc.(a)              899,950       49,722,237
---------------------------------------------------------------
Waters Corp.(a)                        400,000       21,250,000
---------------------------------------------------------------
                                                     70,972,237
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-9.92%

ANADIGICS, Inc.(a)                     400,000       15,400,000
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)        500,000       38,906,250
---------------------------------------------------------------
ATMI, Inc.(a)                          500,000       13,468,750
---------------------------------------------------------------
Burr-Brown Corp.(a)                    300,000       11,793,750
---------------------------------------------------------------
Dallas Semiconductor Corp.             350,000       20,606,250
---------------------------------------------------------------
Micrel, Inc.(a)                        300,000       16,312,500
---------------------------------------------------------------
Microchip Technology, Inc.(a)          750,000       49,968,750
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    200,000       18,850,000
---------------------------------------------------------------
SDL, Inc.(a)                           300,000       36,993,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

Semtech Corp.(a)                       600,000   $   22,987,500
---------------------------------------------------------------
Texas Instruments, Inc.                251,150       22,540,712
---------------------------------------------------------------
TranSwitch Corp.(a)                    100,000        4,706,250
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         200,000        9,175,000
---------------------------------------------------------------
                                                    281,709,462
---------------------------------------------------------------

ENTERTAINMENT-0.18%

Cinar Films, Inc.-Class B
  (Canada)(a)                          300,000        5,212,500
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-2.54%

Advanced Energy Industries, Inc.(a)    400,000       16,450,000
---------------------------------------------------------------
Asyst Technologies, Inc.(a)            500,000       19,375,000
---------------------------------------------------------------
Brooks Automation, Inc.(a)             200,000        3,800,000
---------------------------------------------------------------
Credence Systems Corp.(a)              300,000       13,687,500
---------------------------------------------------------------
Cymer, Inc.(a)                         200,000        7,387,500
---------------------------------------------------------------
Etec Systems, Inc.(a)                  300,000       11,456,250
---------------------------------------------------------------
                                                     72,156,250
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.73%

NCO Group, Inc.(a)                     200,000        8,475,000
---------------------------------------------------------------
SEI Investments Co.                    125,000       12,183,594
---------------------------------------------------------------
                                                     20,658,594
---------------------------------------------------------------

FOODS-0.44%

Hain Food Group, Inc. (The)(a)         500,000       12,531,250
---------------------------------------------------------------

FOOTWEAR-0.50%

Steven Madden, Ltd.(a)                 500,000        6,125,000
---------------------------------------------------------------
Vans, Inc.(a)(b)                       718,400        8,082,000
---------------------------------------------------------------
                                                     14,207,000
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.43%

Station Casinos, Inc.(a)               500,000       12,093,750
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.22%

Alpharma, Inc.-Class A                 495,834       17,447,159
---------------------------------------------------------------
Biovail Corporation International
  (Canada)(a)                          175,000        9,657,813
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)                     243,000        7,411,500
---------------------------------------------------------------
                                                     34,516,472
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.30%

Health Management Associates,
  Inc.-Class A(a)                      500,000        4,437,500
---------------------------------------------------------------
Province Healthcare Co.(a)             250,000        4,031,250
---------------------------------------------------------------
                                                      8,468,750
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.56%

Express Scripts, Inc.-Class A(a)       325,000       15,965,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (MEDICAL PRODUCTS &
SUPPLIES)-1.77%

ResMed, Inc.(a)                        250,000   $    8,656,250
---------------------------------------------------------------
Sybron International Corp.(a)          250,000        5,953,125
---------------------------------------------------------------
Syncor International Corp.(a)          132,000        4,834,500
---------------------------------------------------------------
VISX, Inc.(a)                          250,000       15,640,625
---------------------------------------------------------------
Xomed Surgical Products, Inc.(a)       250,000       15,203,125
---------------------------------------------------------------
                                                     50,287,625
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-1.51%

Advance Paradigm, Inc.(a)              100,000        4,262,500
---------------------------------------------------------------
Hooper Holmes, Inc.                    600,000       16,125,000
---------------------------------------------------------------
OEC Medical Systems, Inc.(a)           350,000       12,468,750
---------------------------------------------------------------
Res-Care, Inc.(a)                      150,000        2,184,375
---------------------------------------------------------------
Techne Corp.(a)                        200,000        7,875,000
---------------------------------------------------------------
                                                     42,915,625
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.52%

Hambrecht & Quist Group(a)             300,000       14,812,500
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.47%

Affiliated Managers Group,
  Inc.(a)                              100,000        2,675,000
---------------------------------------------------------------
Eaton Vance Corp.                      316,100       10,806,669
---------------------------------------------------------------
                                                     13,481,669
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.66%

International Speedway
  Corp.-Class A                        195,100       10,072,038
---------------------------------------------------------------
Speedway Motorsports, Inc.(a)          200,000        8,725,000
---------------------------------------------------------------
                                                     18,797,038
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.92%

Kopin Corp.(a)                         248,900       10,453,800
---------------------------------------------------------------
Pentair, Inc.                          150,000        5,643,750
---------------------------------------------------------------
Spartech Corp.                         350,000       10,018,750
---------------------------------------------------------------
                                                     26,116,300
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.45%

Astec Industries, Inc.(a)              300,000        7,031,250
---------------------------------------------------------------
Jore Corp.(a)                          500,000        5,812,500
---------------------------------------------------------------
                                                     12,843,750
---------------------------------------------------------------

NATURAL GAS-0.46%

Kinder Morgan, Inc.                    650,000       13,081,250
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-2.41%

Cal Dive International, Inc.(a)        200,000        6,725,000
---------------------------------------------------------------
Core Laboratories N.V.
  (Netherlands)(a)                     750,000       13,781,250
---------------------------------------------------------------
Global Industries Ltd.(a)              400,000        3,200,000
---------------------------------------------------------------
Marine Drilling Companies, Inc.(a)     600,000        9,712,500
---------------------------------------------------------------
Maverick Tube Corp.(a)(b)            1,000,000       18,500,000
---------------------------------------------------------------
National-Oilwell, Inc.(a)              250,000        3,390,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Patterson Energy, Inc.(a)            1,000,000   $   12,812,500
---------------------------------------------------------------
Varco International, Inc.(a)            28,300          298,919
---------------------------------------------------------------
                                                     68,420,794
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-1.20%

Cabot Oil & Gas Corp.-Class A          250,000        4,031,250
---------------------------------------------------------------
Evergreen Resources, Inc.(a)           375,000        8,109,375
---------------------------------------------------------------
Newfield Exploration Co.(a)            500,000       14,718,750
---------------------------------------------------------------
Stone Energy Corp.(a)                  150,000        7,293,750
---------------------------------------------------------------
                                                     34,153,125
---------------------------------------------------------------

PERSONAL CARE-0.11%

Steiner Leisure Ltd.(a)                162,500        3,077,344
---------------------------------------------------------------

PUBLISHING-0.38%

IDG Books Worldwide, Inc.-Class
  A(a)                                 400,000        7,150,000
---------------------------------------------------------------
Meredith Corp.                         100,000        3,568,750
---------------------------------------------------------------
                                                     10,718,750
---------------------------------------------------------------

RAILROADS-0.21%

MotivePower Industries, Inc.(a)        500,000        5,968,750
---------------------------------------------------------------

RESTAURANTS-2.28%

CEC Entertainment, Inc.(a)             800,000       25,650,000
---------------------------------------------------------------
Jack in the Box, Inc.(a)               600,000       14,437,500
---------------------------------------------------------------
Papa John's International, Inc.(a)     100,000        3,737,500
---------------------------------------------------------------
Sonic Corp.(a)                         750,000       21,000,000
---------------------------------------------------------------
                                                     64,825,000
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.63%

CDW Computer Centers, Inc.(a)          750,000       46,312,500
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.43%

99 Cents Only Stores(a)                411,381       12,290,007
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.62%

Wild Oats Markets, Inc.(a)             500,000       17,625,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-4.12%

BOWLIN Outdoor Advertising &
  Travel Centers Inc.(a)               179,200          851,200
---------------------------------------------------------------
Cost Plus, Inc.(a)                     375,000       13,687,500
---------------------------------------------------------------
Footstar, Inc.(a)                      150,000        5,250,000
---------------------------------------------------------------
Hibbett Sporting Goods, Inc.(a)        200,000        3,187,500
---------------------------------------------------------------
Linens 'n Things, Inc.(a)              450,000       17,887,500
---------------------------------------------------------------
Michaels Stores, Inc.(a)               600,000       20,137,500
---------------------------------------------------------------
O'Reilly Automotive, Inc.(a)           750,000       32,718,750
---------------------------------------------------------------
Sunglass Hut International, Inc.(a)    353,200        4,260,475
---------------------------------------------------------------
Tuesday Morning Corp.(a)               150,000        3,450,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (SPECIALTY)-(CONTINUED)

Zale Corp.(a)                          375,000   $   15,703,125
---------------------------------------------------------------
                                                    117,133,550
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-5.56%

American Eagle Outfitters, Inc.(a)     749,350       32,081,547
---------------------------------------------------------------
AnnTaylor Stores Corp.(a)              450,000       19,153,125
---------------------------------------------------------------
Buckle, Inc. (The)(a)                  750,000       12,375,000
---------------------------------------------------------------
Children's Place Retail Stores,
  Inc. (The)(a)                        500,000       13,031,250
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)       1,500,000       32,906,250
---------------------------------------------------------------
Pacific Sunwear of California(a)       600,000       18,112,500
---------------------------------------------------------------
Talbots, Inc. (The)                    350,000       16,471,875
---------------------------------------------------------------
Too Inc.(a)                            870,400       13,926,400
---------------------------------------------------------------
                                                    158,057,947
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.33%

Queens County Bancorp, Inc.            300,000        9,431,250
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.30%

Metris Companies, Inc.                 250,000        8,609,375
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.61%

Championship Auto Racing Teams,
  Inc.(a)                              100,000        2,293,750
---------------------------------------------------------------
Copart, Inc.(a)                        300,000        6,900,000
---------------------------------------------------------------
G & K Services, Inc.-Class A           250,000        9,390,625
---------------------------------------------------------------
Iron Mountain, Inc.(a)                 200,000        6,050,000
---------------------------------------------------------------
Provant, Inc.(a)                       250,000        4,406,250
---------------------------------------------------------------
Regis Corp.                            595,000       11,044,688
---------------------------------------------------------------
Ritchie Bros. Auctioneers, Inc.
  (Canada)(a)                          155,100        5,564,213
---------------------------------------------------------------
                                                     45,649,526
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.67%

Insight Enterprises, Inc.(a)         1,000,000       37,375,000
---------------------------------------------------------------
Sykes Enterprises, Inc.(a)             322,400        9,954,100
---------------------------------------------------------------
                                                     47,329,100
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-4.65%

Affiliated Computer Services,
  Inc.-Class A(a)                      500,000       19,000,000
---------------------------------------------------------------
CheckFree Holdings Corp.(a)            250,000        9,343,750
---------------------------------------------------------------
Concord EFS, Inc.(a)                 2,000,000       54,125,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (DATA PROCESSING)-(CONTINUED)

FactSet Research Systems, Inc.          87,250   $    5,796,672
---------------------------------------------------------------
MedQuist, Inc.(a)                      300,000        9,600,000
---------------------------------------------------------------
National Computer Systems, Inc.        550,000       20,796,875
---------------------------------------------------------------
NOVA Corp.(a)                          514,500       13,377,000
---------------------------------------------------------------
                                                    132,039,297
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.30%

Select Appointments Holdings
  PLC-ADR (United Kingdom)(a)          250,000        8,500,000
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.08%

Tetra Tech, Inc.(a)                    150,000        2,381,250
---------------------------------------------------------------

SPECIALTY PRINTING-0.23%

Valassis Communications, Inc.(a)       150,000        6,450,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.86%

Powerwave Technologies, Inc.(a)        650,000       42,290,625
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      200,000       10,575,000
---------------------------------------------------------------
                                                     52,865,625
---------------------------------------------------------------

TEXTILES (APPAREL)-0.50%

Quicksilver, Inc.(a)                 1,000,000       14,125,000
---------------------------------------------------------------

TRUCKERS-0.45%

M.S. Carriers, Inc.(a)                 100,000        2,825,000
---------------------------------------------------------------
Swift Transportation Co., Inc.(a)      565,050        9,853,059
---------------------------------------------------------------
                                                     12,678,059
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $1,689,695,716)                             2,755,849,427
---------------------------------------------------------------


MONEY MARKET FUNDS-3.06%

STIC Liquid Assets Portfolio(c)     43,505,394       43,505,394
---------------------------------------------------------------
STIC Prime Portfolio(c)             43,505,394       43,505,394
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $87,010,788)                             87,010,788
---------------------------------------------------------------
TOTAL INVESTMENTS-100.09%                         2,842,860,215
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.09%)                                     (2,688,333)
---------------------------------------------------------------
NET ASSETS-100.00%                               $2,840,171,882
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Funds's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Co. Act of 1940) of that issuer. The aggregate market value of affiliated issuers as of 10/31/99 was $26,582,000 which represented 0.94% of the Fund's net assets.
(c) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1999

ASSETS:

Investments, at market value (cost
  $1,776,706,504)                         $2,842,860,215
--------------------------------------------------------
Receivables for:
  Investments sold                            17,937,284
--------------------------------------------------------
  Capital stock sold                           2,011,926
--------------------------------------------------------
  Dividends and interest                         830,933
--------------------------------------------------------
Investment for deferred compensation
  plan                                            59,470
--------------------------------------------------------
Other assets                                      10,582
--------------------------------------------------------
    Total assets                           2,863,710,410
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       14,775,635
--------------------------------------------------------
  Capital stock reacquired                     5,415,822
--------------------------------------------------------
  Deferred compensation                           59,470
--------------------------------------------------------
Accrued advisory fees                          1,481,082
--------------------------------------------------------
Accrued administrative services fees              15,920
--------------------------------------------------------
Accrued distribution fees                        857,774
--------------------------------------------------------
Accrued directors' fees                            2,918
--------------------------------------------------------
Accrued transfer agent fees                      398,490
--------------------------------------------------------
Accrued operating expenses                       531,417
--------------------------------------------------------
    Total liabilities                         23,538,528
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $2,840,171,882
========================================================

NET ASSETS:

Class A                                   $2,808,450,928
--------------------------------------------------------
Class B                                   $   24,913,645
--------------------------------------------------------
Class C                                   $    6,807,309
--------------------------------------------------------

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 50,506,475
========================================================
Class B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                    450,958
========================================================
Class C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                    123,217
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        55.61
--------------------------------------------------------
  Offering price per share:
    (Net asset value of $55.61
      divided by 94.50%)                  $        58.85
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        55.25
========================================================
Class C:
  Net asset value and offering price per
    share                                 $        55.25
========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:

Dividends (net of $6,700 foreign
  withholding tax)                         $  3,562,554
-------------------------------------------------------
Interest                                      7,254,618
-------------------------------------------------------
    Total investment income                  10,817,172
-------------------------------------------------------

EXPENSES:

Advisory fees                                17,085,022
-------------------------------------------------------
Administrative services fees                    126,956
-------------------------------------------------------
Custodian fees                                  254,206
-------------------------------------------------------
Directors' fees                                  25,194
-------------------------------------------------------
Distribution fees-Class A                     6,704,485
-------------------------------------------------------
Distribution fees-Class B                        79,099
-------------------------------------------------------
Distribution fees-Class C                        21,997
-------------------------------------------------------
Transfer agent fees-Class A                   4,294,353
-------------------------------------------------------
Transfer agent fees-Class B                      26,683
-------------------------------------------------------
Transfer agent fees-Class C                       6,528
-------------------------------------------------------
Other                                           931,386
-------------------------------------------------------
    Total expenses                           29,555,909
-------------------------------------------------------
Less: Expenses paid indirectly                  (57,022)
-------------------------------------------------------
    Net expenses                             29,498,887
-------------------------------------------------------
Net investment income (loss)                (18,681,715)
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                401,315,614
-------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                     514,158,866
-------------------------------------------------------
         Net gain from investment
           securities                       915,474,480
-------------------------------------------------------
Net increase in net assets resulting from
  operations                               $896,792,765
=======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998

                                                                   1999             1998
                                                              --------------   --------------
OPERATIONS:

  Net investment (loss)                                       $  (18,681,715)  $  (21,818,881)
---------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures and
    option contracts                                             401,315,614       22,492,829
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures and option contracts          514,158,866     (542,787,104)
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 896,792,765     (542,113,156)
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains-Class
  A                                                              (25,067,232)    (135,730,479)
---------------------------------------------------------------------------------------------
Share transactions--net:
  Class A                                                       (697,955,629)    (548,376,018)
---------------------------------------------------------------------------------------------
  Class B                                                         22,307,605               --
---------------------------------------------------------------------------------------------
  Class C                                                          6,056,717               --
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        202,134,226   (1,226,219,653)
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          2,638,037,656    3,864,257,309
---------------------------------------------------------------------------------------------
  End of period                                               $2,840,171,882   $2,638,037,656
=============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,384,638,292   $2,060,980,954
---------------------------------------------------------------------------------------------
  Undistributed net investment (loss)                               (148,328)        (117,968)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, futures and option contracts                     389,528,207       25,179,825
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, futures
    and option contracts                                       1,066,153,711      551,994,845
---------------------------------------------------------------------------------------------
                                                              $2,840,171,882   $2,638,037,656
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in common stocks of companies whose earnings the Fund's portfolio managers expect to grow more than 15% per year.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").

         Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. On October 31, 1999, undistributed net investment income increased by $18,651,355, undistributed net realized gains decreased by $11,900,000 and paid in capital decreased $6,751,355 as a result of equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

D. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $126,956 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $2,216,555 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $6,704,485, $79,099 and $21,997, respectively, as compensation under the Plans.

    AIM Distributors received commissions of $711,447 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $45,944 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors. During the year ended October 31, 1999, the Fund paid legal fees of $8,655 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $32,326 and $24,696, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $57,022 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $1,887,305,705 and $2,452,977,749, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $1,126,699,833
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (62,026,958)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,064,672,875
==========================================================

Cost of investments for tax purposes is $1,778,187,340.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                          1999                            1998
                                                              -----------------------------   ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------   ---------------   -----------   --------------
Sold:
  Class A                                                      20,202,014   $   945,046,848    40,244,020   $1,856,544,416
--------------------------------------------------------------------------------------------------------------------------
  Class B*                                                        515,321        25,493,142            --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        137,866         6,796,692            --               --
--------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         522,585        23,265,335     2,928,346      126,973,169
--------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (35,925,286)   (1,666,267,812)  (54,802,587)  (2,531,893,603)
--------------------------------------------------------------------------------------------------------------------------
  Class B*                                                        (64,363)       (3,185,537)           --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (14,649)         (739,975)           --               --
--------------------------------------------------------------------------------------------------------------------------
                                                              (14,626,512)  $  (669,591,307)  (11,630,221)  $ (548,376,018)
==========================================================================================================================

* Class B shares and Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1999 and for a share of Class B and Class C capital stock outstanding during the period March 1, 1999 (date sales commenced) through October 31, 1999.

                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                1999           1998           1997          1996          1995
                                                             ----------     ----------     ----------    ----------    ----------
Net asset value, beginning of period                         $    40.15     $    49.97     $    44.93    $    40.13    $    28.37
-----------------------------------------------------------  ----------     ----------     ----------    ----------    ----------
Income from investment operations:
    Net investment income (loss)                                  (0.37)         (0.33)         (0.26)        (0.32)        (0.04)
-----------------------------------------------------------  ----------     ----------     ----------    ----------    ----------
    Net gains (losses) on securities (both realized and
      unrealized)                                                 16.22          (7.71)          7.60          6.09         11.80
-----------------------------------------------------------  ----------     ----------     ----------    ----------    ----------
        Total from investment operations                          15.85          (8.04)          7.34          5.77         11.76
-----------------------------------------------------------  ----------     ----------     ----------    ----------    ----------
Less distributions:
    Distributions from net realized gains                         (0.39)         (1.78)         (2.30)        (0.97)           --
-----------------------------------------------------------  ----------     ----------     ----------    ----------    ----------
Net asset value, end of period                               $    55.61     $    40.15     $    49.97    $    44.93    $    40.13
===========================================================  ==========     ==========     ==========    ==========    ==========
Total return(a)                                                   39.73%        (16.36)%        17.35%        14.77%        41.45%
===========================================================  ==========     ==========     ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $2,808,451     $2,638,038     $3,864,257    $2,750,564    $2,245,554
===========================================================  ==========     ==========     ==========    ==========    ==========
Ratio of expenses to average net assets(b)                         1.09%(c)       1.06%          1.06%         1.11%         1.08%
===========================================================  ==========     ==========     ==========    ==========    ==========
Ratio of net investment income (loss) to average net
  assets(d)                                                       (0.69)%(c)     (0.64)%        (0.65)%       (0.76)%       (0.19)%
===========================================================  ==========     ==========     ==========    ==========    ==========
Portfolio turnover rate                                              75%            69%            73%           79%           52%
===========================================================  ==========     ==========     ==========    ==========    ==========

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.15% for 1995.
(c) Ratios are based on average net assets of $2,681,793,909.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (0.26)% for 1995.

                                                              CLASS B      CLASS C
                                                              -------      -------
                                                               1999         1999
                                                              -------      -------
Net asset value, beginning of period                          $ 43.41      $ 43.41
------------------------------------------------------------  -------      -------
Income from investment operations:
    Net investment income (loss)                                (0.28)       (0.28)
------------------------------------------------------------  -------      -------
    Net gains (losses) on securities (both realized and
     unrealized)                                                12.12        12.12
------------------------------------------------------------  -------      -------
        Total from investment operations                        11.84        11.84
------------------------------------------------------------  -------      -------
Net asset value, end of period                                $ 55.25      $ 55.25
============================================================  =======      =======
Total return(a)                                                 27.27%       27.27%
============================================================  =======      =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $24,914      $ 6,807
============================================================  =======      =======
Ratio of expenses to average net assets                          2.08%(b)     2.08%(b)
============================================================  =======      =======
Ratio of net investment income (loss) to average net assets     (1.68)%(b)   (1.68)%(b)
============================================================  =======      =======
Portfolio turnover rate                                            75%          75%
============================================================  =======      =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $11,337,167 and $3,277,217 for Class B and Class C, respectively.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       /s/ KPMG LLP
                       ------------
                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

BOARD OF DIRECTORS                             OFFICERS                             OFFICE OF THE FUND
Charles T. Bauer                               Charles T. Bauer                     11 Greenway Plaza
Chairman                                       Chairman                             Suite 100
A I M Management Group Inc.                                                         Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                            INVESTMENT ADVISOR
Director
ACE Limited;                                   Carol F. Relihan                     A I M Advisors, Inc.
Formerly Director, President, and              Senior Vice President and Secretary  11 Greenway Plaza
Chief Executive Officer                                                             Suite 100
COMSAT Corporation                             Gary T. Crum                         Houston, TX 77046
                                               Senior Vice President
Owen Daly II                                                                        TRANSFER AGENT
Director                                       Jonathan C. Schoolar
Cortland Trust Inc.                            Senior Vice President                A I M Fund Services, Inc.
                                                                                    P.O. Box 4739
Edward K. Dunn Jr.                             Edgar M. Larsen                      Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;           Senior Vice President
Formerly Vice Chairman and President,                                               CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and       Dana R. Sutton
President, Mercantile Bankshares               Vice President and Treasurer         State Street Bank and Trust Company
                                                                                    225 Franklin Street
Jack Fields                                    Melville B. Cox                      Boston, MA 02110
Chief Executive Officer                        Vice President
Texana Global, Inc.;                                                                COUNSEL TO THE FUND
Formerly Member                                Mary J. Benson
of the U.S. House of Representatives           Assistant Vice President and         Ballard Spahr
                                               Assistant Treasurer                  Andrews & Ingersoll, LLP
Carl Frischling                                                                     1735 Market Street
Partner                                        Sheri Morris                         Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP          Assistant Vice President and
                                               Assistant Treasurer                  COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer          Renee A. Friedli                     Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                    Assistant Secretary                  919 Third Avenue
                                                                                    New York, NY 10022
Prema Mathai-Davis                             P. Michelle Grace
Chief Executive Officer, YWCA of the U.S.A.;   Assistant Secretary                  DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,   Nancy L. Martin                      A I M Distributors, Inc.
Metropolitan Transportation Authority of       Assistant Secretary                  11 Greenway Plaza
New York State                                                                      Suite 100
                                               Ofelia M. Mayo                       Houston, TX 77046
Lewis F. Pennock                               Assistant Secretary
Attorney                                                                            AUDITOR
                                               Lisa A. Moss
Louis S. Sklar                                 Assistant Secretary                  KPMG LLP
Executive Vice President                                                            700 Louisiana
Hines Interests                                Kathleen J. Pflueger                 Houston, TX 77002
Limited Partnership                            Assistant Secretary

                                               Samuel D. Sirko
                                               Assistant Secretary

                                               Stephen I. Winer
                                               Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Aggressive Growth Fund distributed long-term capital gains of $36,952,000 during its tax year ended October 31, 1999.

                     -------------------------------------

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                               AIM INVESTOR LINE,

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                            PROVIDES CURRENT ACCOUNT

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                     -------------------------------------

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o   AIM BANK CONNECTION(SM). You can make investments in your AIM account in
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o   AIM INTERNET CONNECT(SM). With this service, you can purchase, redeem or
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    as an IRA or 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive distributions in cash, or you can reinvest them in your account without
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o   AUTOMATIC INVESTMENT PLAN. You can add to your account by authorizing your
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o   EXCHANGE PRIVILEGE. As your investment goals change, you may exchange part
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o   E-MAIL ACCESS. You can contact us at general@aimfunds.com for general
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    youraccount@aimfunds.com.

o   www.aimfunds.com. Our award-winning Web site provides account information,
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



THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                     A I M Management Group Inc. has provided leadership
AIM Aggressive Growth Fund(1)            AIM Money Market Fund                  in the mutual fund industry since 1976 and managed
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund               approximately $120 billion in assets for more than
AIM Capital Development Fund                                                    6.4 million shareholders, including individual
AIM Constellation Fund                   INTERNATIONAL GROWTH FUNDS             investors, corporate clients and financial
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund   institutions, as of September 30, 1999.
AIM Large Cap Growth Fund                AIM Asian Growth Fund                       The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Equity Fund                  AIM Developing Markets Fund            is distributed nationwide, and AIM today is the
AIM Mid Cap Growth Fund                  AIM Euroland Growth Fund(4)            10th-largest mutual fund complex in the United
AIM Mid Cap Opportunities Fund           AIM European Development Fund          States in assets under management, according to
AIM Select Growth Fund                   AIM International Equity Fund          Strategic Insight, an independent mutual fund
AIM Small Cap Growth Fund(2)             AIM Japan Growth Fund                  monitor.
AIM Small Cap Opportunities Fund(3)      AIM Latin American Growth Fund
AIM Value Fund                           AIM New Pacific Growth Fund
AIM Weingarten Fund
                                         GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                    AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                    AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund             GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                        AIM Global Growth & Income Fund
AIM Basic Value Fund                     AIM Global Utilities Fund
AIM Charter Fund
                                         GLOBAL INCOME FUNDS
INCOME FUNDS                             AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                   AIM Global Government Income Fund
AIM High Yield Fund                      AIM Global Income Fund
AIM High Yield Fund II                   AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund         THEME FUNDS
AIM Limited Maturity Treasury Fund       AIM Global Consumer Products and Services Fund
                                         AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                    AIM Global Health Care Fund
AIM High Income Municipal Fund           AIM Global Infrastructure Fund
AIM Municipal Bond Fund                  AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund           AIM Global Trends Fund(6)

(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       AGRO-AR-1
A I M Distributors, Inc.